Exhibit 99.4

Hello Team ExOne,

After the market closed today, it was announced that ExOne has reached a definitive agreement to merge with Desktop Metal (DM).

Under the terms of the deal, ExOne shareholders will receive $8.50 in cash and $17/share worth of Desktop Metal common stock, representing a deal value of $575 million as of today’s closing price. This is a premium of 47.6% over ExOne closing price from today. I encourage you to read details of the press release for more details at https://www.investor.exone.com/press-releases.

While this news may initially feel disruptive or exciting to some of you, and cause you some uncertainty about the future, I want you to walk away from this email with two key takeaways:

1.	Both the ExOne Board of Directors and I believe this is in the best interest of ExOne, as well as the shareholders and employees.

2.	We need to remain focused on “Business as Usual” through the closing of this deal.

A further discussion of each of these points is provided below.

Why the ExOne BOD Supports this Transaction

One, we believe this combination of resources would accelerate binder jetting technology, which both ExOne and DM believe is the true future of production metal printing and ensure that we remain the market leader. All of the ExOne team members, especially those working in the technology development area, can certainly appreciate the need for additional resources to accelerate our achievements. We would now have those resources.

Two, we believe that ExOne’s clear material leadership, made possible through our patented Triple ACT system and the hard work of our R&D and engineering teams, was extremely attractive to DM. So, combining their high speeds, through Single Pass, with our material flexibility, gives customers the best of both worlds. Through DM, customers have access to systems with speed and cost benefits. Through ExOne systems, they have access to high-densities and quality parts in the widest range of materials. These differing features make our systems complementary, even where the build sizes are similar.

Three, our sand platforms are highly complementary. While ExOne is the clear and premium market leader in the space, DM’s low-cost Viridis3D robotic sand 3D printing technology, which was acquired through DM’s acquisition of EnvisionTEC, gives our combined team a wide and unparalleled portfolio to convert the metal casting marketplace. These different price points would be extremely attractive to a wide range of new customers for whom sand 3D printing has remained out of reach.

Four, our direct commercial sales channel is considered a strong asset to DM and a desirable complement to the DM distribution channel, giving us broad reach worldwide.

Staying Focused for the Future

It’s vital during the time between this announcement and the closing of this deal – which is subject to the approval of ExOne shareholders and satisfaction of customary closing conditions, including applicable regulatory approvals – to ensure the continuity of our business.

While we are not expecting challenges, sometimes transactions are not executed as expected. The continuity of our business is vital to the future regardless of what happens next, so it’s important for all of us to remain focused on our tasks and goals.

During this interim period, it’s also worth noting that ExOne will continue operating as an independent entity. It’s actually more important than ever to meet our deadlines and financial objectives, so that we can protect the value of the business.

While I’m sure many of you will have questions about where you fit in and changes that may be on the horizon for the business, we may not have all of the answers in the near term. That said, we will certainly do our best to answer your questions. You will notice in the press release that Kent Rockwell, the longtime Chairman of ExOne, and a faithful steward of this company and its employees, is supporting the transaction.

Please be assured that we will provide you with additional information regarding post-closing plans as we proceed through this process and as plans are made for an integration.

A global ExOne Town Hall meeting will be held tomorrow, Thursday at 8:30 am EST / 2:30 CEST where we will discuss this transaction and have Q&A.

Thank you,

John

Additional Information and Where to Find It

This communication relates to a proposed transaction between DM and ExOne. In connection with the proposed transaction, DM will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a proxy statement/prospectus of DM. A proxy statement/prospectus will be sent to all of ExOne’s stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF EXONE ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT

DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and ExOne’s stockholders may obtain free copies of the proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by DM or ExOne through the website maintained by the SEC at www.sec.gov. The documents filed by DM with the SEC also may be obtained free of charge at DM’s website at ir.desktopmetal.com. The documents filed by ExOne with the SEC also may be obtained free of charge at ExOne’s website at investor.exone.com.

Participants in the Solicitation

DM and ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ExOne’s stockholders in connection with the proposed transaction. Information about ExOne’s directors and executive officers and their ownership of ExOne’s common stock is set forth in ExOne’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 1, 2021. Information about DM’s directors and executive officers is set forth in DM’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on June 17, 2021. To the extent that holdings of DM’s or ExOne’s securities have changed since the amounts printed in DM’s or ExOne’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Safe Harbor Regarding Forward Looking Statements

This communication relates to a proposed business combination transaction between DM and ExOne and may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to ExOne’s future financial or business performance, strategies, or expectations. Forward-looking statements typically are identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” as well as similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” and “may.”

ExOne cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and ExOne assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in ExOne’s filings with the SEC), including its Annual Report on Form 10-K, the following factors, among others, could cause results to differ materially from forward-looking statements or historical performance: the severity and duration of world health events, including the COVID-19 outbreak and the related economic repercussions and operational challenges; the ability of DM and ExOne to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact to ExOne’s business if the transaction is not consummated; successful integration of DM’s and ExOne’s businesses and realization of synergies and benefits; the ability of DM to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; business disruption following the transaction; ExOne’s ability to consistently generate operating profits; fluctuations in ExOne’s revenues and operating results; ExOne’s competitive environment and its competitive position; ExOne’s ability to enhance its current 3D printing machines and technology and to develop and introduce new 3D printing machines; ExOne’s ability to qualify more industrial materials in which it can print; demand for ExOne’s products; the availability of skilled personnel; the impact of loss of key management; the impact of customer specific terms in machine sale agreements in determining the period in which ExOne recognizes revenue; risks related to global operations including effects of foreign currency and COVID-19; dependency on certain critical suppliers; nature or impact of alliances and strategic investments; reliance on critical information technology systems; the effect of litigation, contingencies and warranty claims; liabilities under laws and regulations protecting the environment; the impact of governmental laws and regulations; operating hazards, cyberattacks, war, terrorism and cancellation or unavailability of insurance coverage; the impact of disruption of ExOne’s manufacturing facilities or ExOne Adoption Centers; the adequacy of ExOne’s protection of its intellectual property; expectations regarding demand for ExOne’s industrial products, and other matters with regard to outlook; and other factors beyond our control, including the impact of COVID-19. A more fulsome discussion of the risks related to the proposed transaction will be included in the proxy statement/prospectus. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication of ExOne’s business, financial condition, results of operations and prospects generally, please refer to ExOne’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 8-K to be filed by ExOne in connection with the transaction, the Form 10-Q filed with the SEC on August 11, 2021 and such other reports as ExOne has filed or may file with the SEC from time to time. For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to DM’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Except as required by applicable law, neither DM nor ExOne will update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.